FIRST AMENDMENT


             FIRST AMENDMENT, dated as of February 13, 1995 (this "Amendment"), among PHILLIPS-VAN HEUSEN CORPORATION (the "Borrower"), the financial institutions party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Banks"), BANKERS TRUST COMPANY, as agent (in such capacity, the "Agent") for the Banks, each of the lenders listed on Schedule A hereto (the "New Banks"), CORESTATES BANK, N.A. (the "Replaced Bank") and THE FIRST NATIONAL BANK OF BOSTON (the "Replacement Bank"). All capitalized terms used herein and not otherwise defined shall have the meanings specified in the Credit Agreement referred to below.


                           W I T N E S S E T H :


             WHEREAS, the Borrower, the Existing Banks and the Agent are parties to the Credit Agreement, dated as of December 16, 1993 (as modified, supplemented or amended prior to the date hereof, the "Credit Agreement");

             WHEREAS, the Replacement Bank will replace the Replaced Bank under the Credit Agreement, and the Replaced
Bank will cease to be a Letter of Credit Issuer under the Credit Agreement;

             WHEREAS, the Borrower has entered into an Asset Sale Agreement, dated as of January 24, 1995, among Crystal Brands, Inc. ("Crystal Brands"), Crystal Apparel, Inc., Gant Corporation, Crystal Sales, Inc., Eagle Shirtmakers, Inc., Crystal Brands (Hong Kong) Limited and the Borrower (the "Asset Sale Agreement") relating to the acquisition by the Borrower of the Apparel Group of Crystal Brands (the "Acquisition");

             WHEREAS, in connection with the Acquisition, the Borrower desires to add the New Banks as Banks under the Credit Agreement and to make certain modifications to the Credit Agreement;

             WHEREAS, in connection with the Acquisition, certain trade letters of credit issued by Citibank, N.A. for the account of the Apparel Group of Crystal Brands will cease to be for the account of Crystal Brands and the reimbursement obligations with respect thereto will be assumed by the Borrower, and the Borrower, Citibank, N.A., and the other parties hereto desire that such letters of credit become Trade Letters of Credit under the Credit Agreement;

             WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to amend the Credit
Agreement as set forth herein;

             NOW, THEREFORE, in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


             I. Addition of Replacement Bank. On and after the Part I Amendment Effective Date (as defined below), the following amendments and modifications to the Credit
Agreement shall be effective:

             1. The Replaced Bank hereby sells and assigns to the Replacement Bank without recourse and without representation or warranty (other than as expressly provided herein), and the Replacement Bank hereby purchases and assumes from the Replaced Bank, all rights and obligations with respect to the Revolving Commitment of the Replaced Bank and all rights and obligations with respect to the Letter of Credit Commitment of the Replaced Bank. On and after the Part I Amendment Effective Date, the Replaced Bank's Revolving Commitment and Letter of Credit Commitment will be zero and the Replacement Bank's Revolving Commitment and Letter of Credit Commitment will be as set forth in Schedule B hereto.

             2. On and after the Part I Amendment Effective Date, the Credit Agreement shall be amended by deleting
      Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Schedule B attached hereto. Promptly after the Part I Amendment Effective Date, the Borrower will issue a new Note to the Replacement Bank, dated the Part I Amendment Effective Date, and the Replaced Bank will return its Note to the Borrower.

             3. On and after the Part I Amendment Effective Date, Schedule II to the Credit Agreement shall be amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule II in the form of Schedule C hereto. The address of the Replacement Bank shall be as set forth on Schedule C hereto, or at such other address as the Replacement Bank may hereafter notify the other parties to the Credit Agreement in writing.

             4. On and after the Part I Amendment Effective Date, Schedule IX to the Credit Agreement shall be amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule IX in the form of Schedule D hereto.

             5. The Replaced Bank (i) represents and warrants that it is the legal and beneficial owner of the interest being sold and assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

             6. The Replacement Bank (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent, the Existing Banks, the Replaced Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit
      Agreement;   (iii)  confirms  that  it  is  an  Eligible

      Transferee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

             7. On the Part I Amendment Effective Date, (x) the Replacement Bank shall acquire all of the Commitment and outstanding Loans of, and participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to the Replaced Bank in respect thereof an amount equal to the sum of (a) an amount equal to the principal of, and all accrued but unpaid interest on, all outstanding Loans of the Replaced Bank, and (b) an amount equal to such Replaced Bank's Letter of Credit Percentage of all Unpaid Drawings that have been funded by the Replaced Bank, together with all then unpaid interest with respect thereto at such time and
      (y) the Borrower shall pay to the Replaced Bank all accrued but unpaid Fees payable to the Replaced Bank.
      Upon the Part I Amendment Effective Date, the payment of amounts referred to in clauses (x) and (y) above and delivery to the Replacement Bank of the appropriate Note executed by the Borrower, the Replacement Bank shall become a Bank under the Credit Agreement and the Replaced Bank shall cease to constitute a Bank thereunder, except with respect to indemnification provisions under the Credit Agreement, which shall survive as to the Replaced Bank.

             8. On and after the Part I Amendment Effective Date, all Letters of Credit issued by the Replaced Bank will (i) cease to be Letters of Credit under the Credit Agreement, (ii) cease to be participated in by the Banks and (iii) be governed by and subject to the terms of an agreement or agreements to be entered into by the Replaced Bank and the Borrower.

             II. Consummation of the Acquisition. On and after the Part II Amendment Effective Date (as defined below), the following amendments and modifications to the Credit
Agreement shall be effective:

             1.  On and as of the Part II Amendment Effective
Date,  each of the  New Banks  hereby  assumes  a  Revolving

Commitment and a Letter of Credit Commitment in an amount set forth opposite such Bank's name on Schedule E hereto.

             2. On the Part II Amendment Effective Date, the Credit Agreement shall be further amended by deleting
Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Schedule E attached hereto. Promptly after the Part II Amendment Effective Date, the Borrower will issue an appropriate Note to each Bank in conformity with the requirements of Section 1.06 of the Credit Agreement (which Notes shall be in exchange for the Notes currently held by the Banks in the case of each Bank other than the New Banks).

             3. On and after the Part II Amendment Effective Date, Schedule II to the Credit Agreement shall be amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule II in the form of Schedule F hereto. The address of each New Bank shall be as set forth on Schedule F hereto, or at such other address as any New Bank may hereafter notify the other parties to the Credit Agreement in writing.


             4. Each of the New Banks (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent, the Existing Banks or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

             5. On the Part II Amendment Effective Date, (i) each New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the other Credit Documents, (ii) the Borrower shall pay to all Banks all accrued but unpaid Fees and (iii) the Borrower shall repay and reborrow all Loans such that all Loans are owing to the Banks (including the New Banks) on a pro rata basis after giving effect to the Commitments of the New Banks.

             6. Section 2.01(b) of the Credit Agreement is hereby amended by deleting the reference to "5,000,000" found on the seventh line thereof and inserting in lieu thereof the following new number:

             "$8,000,000."

             7. Section 10 of the Credit Agreement is hereby amended by deleting the definition of "Maturity Date" found therein in its entirety and inserting in lieu thereof the following new definition:

             "'Maturity Date' shall mean February 13, 1999."

             8. Section 10 of the Credit Agreement is hereby amended by deleting the reference to "$5,000,000" found on the fifth line of the proviso in the definition of "Standby Letter of Credit" therein and inserting in lieu thereof the following new number:

             "$8,000,000."

             9. Section 10 of the Credit Agreement is hereby amended by deleting the definition of "Available Total
Revolving Commitment" in its entirety and inserting in lieu thereof the following new definition in appropriate alphabetical order:

                   "'Available Total Revolving Commitment' shall
             mean (i) for the period from and including October 16 to and including June 30 of each year, the lesser of (x) the Total Revolving Commitment and
             (y) $185,000,000, and (ii) for the period from and including July 1 to and including October 15 of each year, the Total Revolving Commitment."

             10.   On and after the Part II Amendment Effective
Date, Schedule IX to the Credit Agreement shall be further amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule IX in the form of Schedule G hereto.

             11.   The parties hereto agree that on and as of the
Part II Amendment Effective Date all trade letters of credit issued by Citibank, N.A. for the account of the Apparel Group of Crystal Brands, to the extent outstanding on such date and reimbursement obligations with respect to which are assumed by the Borrower pursuant to the Asset Sale Agreement, including any extension or renewal thereof, shall constitute a "Letter of Credit" and a "Trade Letter of Credit" for all purposes of the Credit Agreement, issued, for purposes of
Section 2.03(a) thereof, on the Part II Amendment Effective
Date. The Borrower represents and warrants that (i) the aggregate stated amount of all such trade letters of credit does not exceed $40,000,000 and (ii) all such letters of credit would be permitted to be issued under the Credit
Agreement on the Part II Amendment Effective Date after giving effect to this Amendment. Within two Business Days following the Part II Amendment Effective Date, the Borrower shall deliver to the Agent and each of the Banks a schedule setting forth all of such trade letters of credit.

             III.  Miscellaneous Provisions.

             1. The provisions of Part I hereof shall become effective on the date (the "Part I Amendment Effective Date") on which the Borrower, each of the Existing Banks (including the Replaced Bank) and the Replacement Bank shall have executed and delivered a counterpart of this Amendment.

             2.  Subject to the last sentence of this Section
III(2), the provisions of Part II of this Amendment shall become effective on the date (the "Part II Amendment
Effective Date") upon the occurrence of the following:

             (a) the Part I Amendment Effective Date shall have occurred, and each of the New Banks shall have executed and delivered a counterpart of this Amendment;

             (b) the execution and delivery of new Notes to each of the Banks, dated the Part II Amendment Effective
      Date;

             (c)   prior to or contemporaneously with the
      occurrence of the Part II Amendment Effective Date, the Borrower shall have consummated the Acquisition and delivered to the Agent a certificate of an officer of the Borrower certifying such;

             (d) the receipt by the Agent of a legal opinion from counsel to the Borrower satisfactory in form and substance to the Agent;

             (e) the receipt by the Agent of a certificate of an officer of the Borrower certifying that after giving effect to this Amendment no Default or Event of Default exists and all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects; and

             (f) the receipt by the Agent of such other certi-ficates and documents as it shall reasonably request.

Notwithstanding the foregoing, if for any reason the Part II Amendment Effective Date shall not occur by February 28, 1995, then Part II of this Amendment will not thereafter become effective without the prior written consent of each Existing Bank, the Replacement Bank and the New Banks.

             3. Except as expressly amended hereby, the terms and conditions of the Credit Agreement shall remain unchanged and in full force and effect.

             4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

             5.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE
STATE OF NEW YORK.

             IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                PHILLIPS-VAN HEUSEN CORPORATION



                                By
                                  Title:

                                BANKERS TRUST COMPANY,
                                  Individually, and as Agent



                                By
                                  Title:


                                THE CHASE MANHATTAN BANK, N.A.



                                By
                                  Title:


                                CITIBANK, N.A.



                                By
                                  Title:


                                THE BANK OF NEW YORK



                                By
                                  Title:


                                CHEMICAL BANK



                                By
                                  Title:



                                CORESTATES BANK, N.A.



                                By
                                  Title:

                                THE FIRST NATIONAL BANK OF BOSTON



                                By
                                  Title:



                                CIBC, INC.



                                By
                                  Title:



                                UNION BANK



                                By
                                  Title:

                                                             SCHEDULE A
                                                                 to
                                                           First Amendment




                                 NEW BANKS


CIBC, Inc.

Union Bank

                                                                  SCHEDULE B
                                                                      to
                                                                First Amendment



                                    COMMITMENTS




                                    Revolving                 Letter of Credit
Bank                                Commitment                   Commitment

BANKERS TRUST COMPANY             $16,666,666.65               $25,000,000.00

THE BANK OF NEW YORK              $16,666,666.65               $25,000,000.00

THE CHASE MANHATTAN
 BANK, N.A.                       $16,666,666.65               $25,000,000.00

CHEMICAL BANK                     $16,666,666.65               $25,000,000.00

CITIBANK, N.A.                    $16,666,666.65               $25,000,000.00

THE FIRST NATIONAL
 BANK OF BOSTON                   $16,666,666.65               $25,000,000.00



Total                             $100,000,000.00              $150,000,000.00

                                                   SCHEDULE C
                                                        to
                                                 First Amendment

                            APPLICABLE LENDING OFFICES

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

Bankers Trust      Bankers Trust Company            Bankers Trust Company
Company            130 Liberty Street               130 Liberty Street
                   New York, N.Y. 10006             New York, N.Y.  10006
                   Fax:  (201) 250-1530             Fax:  (212) 250-1530
                   Attn:  Priscilla Newbury         Attn:  Priscilla Newbury
                   with a copy to:                  with a copy to:
                   Frank Russo                      Frank Russo

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   Bankers Trust Company            Bankers Trust Company
                   130 Liberty Street               130 Liberty Street
                   New York, N.Y. 10006             New York, N.Y.  10006
                   Fax:  (201) 250-1530             Fax:  (212) 250-1530
                   Attn:  Priscilla Newbury         Attn:  Priscilla Newbury
                   with a copy to:                  with a copy to:
                   Frank Russo                      Frank Russo

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

The Bank of        The Bank of New York             The Bank of New York
New York           530 Fifth Avenue                 530 Fifth Avenue
                   New York, N.Y. 10036             New York, N.Y. 10036
                   Fax:  (212) 852-4252             Fax:  (212) 852-4252
                   Attn:  Joanne M. Collett         Attn:  Joanne M. Collett
                   with a copy to:                  with a copy to:
                   Diana Rivera                     Diane Rivera

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   The Bank of New York             The Bank of New York
                   530 Fifth Avenue                 530 Fifth Avenue
                   New York, N.Y. 10036             New York, N.Y. 10036
                   Fax:  (212) 852-4252             Fax:  (212) 852-4252
                   Attn:  Joanne M. Collett         Attn:  Joanne M. Collett
                   with a copy to:                  with a copy to:
                   Diana Rivera                     Sal Calvera (Standby
                                                    Letters of Credit) or
                                                    Ivan Hernandez (Trade
                                                    Letters of Credit)

                                                   SCHEDULE C

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

The Chase          Chase Manhattan Bank,            Chase Manhattan Bank,
Manhattan           N.A.                             N.A.
Bank, N.A.         One Chase Manhattan              One Chase Manhattan
                    Plaza                            Plaza
                   New York, N.Y. 10081             New York, N.Y. 10081
                   Fax:  (212) 552-7075             Fax:  (212) 552-7075
                   Attn:  Ellen Gertzog             Attn:  Ellen Gertzog
                   with a copy to:                  with a copy to:
                   Elizabeth Iacoviello             Elizabeth Iacoviello
                   Two Chase Manhattan Plaza        Two Chase Manhattan Plaza
                   New York, NY 10081               New York, NY 10081
                   Fax:  (212) 552-7375             Fax:  (212) 552-7375

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   Chase Manhattan Bank,            Chase Manhattan Bank,
                    N.A.                             N.A.
                   One Chase Manhattan              One Chase Manhattan
                    Plaza                            Plaza
                   New York, N.Y. 10081             New York, N.Y. 10081
                   Fax:  (212) 552-7075             Fax:  (212) 552-7075
                   Attn:  Ellen Gertzog             Attn:  Ellen Gertzog
                   with a copy to:                  with a copy to:
                   Elizabeth Iacoviello             Elizabeth Iacoviello
                   Two Chase Manhattan Plaza        Two Chase Manhattan Plaza
                   New York, NY 10081               New York, NY 10081
                   Fax:  (212) 552-7375             Fax:  (212) 552-7375

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

Chemical           Chemical Bank                    Chemical Bank
Bank               270 Park Avenue                  270 Park Avenue
                   New York, N.Y. 10017             New York, N.Y. 10017
                   Fax:  (212) 270-1474             Fax:  (212) 270-1474
                   Attn: Claire S. O'Connor         Attn: Claire S. O'Connor

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   Chemical Bank                    Chemical Bank
                   270 Park Avenue                  270 Park Avenue
                   New York, N.Y. 10017             New York, N.Y. 10017
                   Fax:  (212) 270-1474             Fax:  (212) 270-1474
                   Attn: Claire S. O'Connor         Attn: Claire S. O'Connor

                                                   SCHEDULE C

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

Citibank,          Citibank, N.A.                   Citibank, N.A.
N.A.               399 Park Avenue                  399 Park Avenue
                   New York, N.Y. 10043             New York, N.Y. 10043
                   Fax:  (212) 559-7585             Fax:  (212) 559-7585
                   Attn:  Arnold Ziegel             Attn:  Arnold Ziegel
                   with a copy to:                  with a copy to:
                   Joseph Stein                     Joseph Stein

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   Citibank, N.A.                   Citibank, N.A.
                   399 Park Avenue                  399 Park Avenue
                   New York, N.Y. 10043             New York, N.Y. 10043
                   Fax:  (212) 559-7585             Fax:  (212) 559-7585
                   Attn:  Arnold Ziegel             Attn:  Arnold Ziegel
                   with a copy to:                  with a copy to:
                   Joseph Stein                     Joseph Stein

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

The First          Bank of Boston                   Bank of Boston
National           U.S. Corporate                   U.S. Corporate
Bank of            100 Federal Street               100 Federal Street
Boston             Mail Stop:  01-21-01             Mail Stop:  01-21-01
                   Boston, MA 02110                 Boston, MA 02110
                   Fax:  (617) 434-6685             Fax:  (617) 434-6685
                   Attn:  Denise Shaw               Attn:  Denise Shaw

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   Bank of Boston                   Bank of Boston
                   U.S. Corporate                   U.S. Corporate
                   100 Federal Street               100 Federal Street
                   Mail Stop:  01-21-01             Mail Stop:  01-21-01
                   Boston, MA 02110                 Boston, MA 02110
                   Fax:  (617) 434-6685             Fax:  (617) 434-6685
                   Attn:  Denise Shaw               Attn:  Denise Shaw

                                                             SCHEDULE D
                                                                 to
                                                           First Amendment




               LETTER OF CREDIT ISSUERS AND ISSUANCE AMOUNTS


A.  Standby Letters of Credit

Standby Letter of                           Maximum Standby Issuance
  Credit Banks                                      Amount

Citibank, N.A.                                    $  1,000,000

The Bank of New York                                 2,900,000

Chemical Bank                                          800,000


B.  Trade Letters of Credit

Trade Letter of                             Maximum Trade Issuance
 Credit Banks                                        Amount


The Chase Manhattan Bank, N.A.                    $ 45,300,000

Citibank, N.A.                                     100,000,000

                                                                  SCHEDULE E
                                                                      to
                                                                First Amendment



                                    COMMITMENTS




                                    Revolving                 Letter of Credit
Bank                                Commitment                   Commitment

BANKERS TRUST COMPANY             $30,000,000                  $30,000,000

THE BANK OF NEW YORK              $ 25,000,000                 $ 25,000,000

THE CHASE MANHATTAN
 BANK, N.A.                       $ 25,000,000                 $ 25,000,000

CHEMICAL BANK                     $ 25,000,000                 $ 25,000,000

CITIBANK, N.A.                    $ 25,000,000                 $ 25,000,000

THE FIRST NATIONAL
 BANK OF BOSTON                   $ 25,000,000                 $ 25,000,000

UNION BANK                        $ 25,000,000                 $ 25,000,000

CIBC, INC.                        $ 20,000,000                 $ 20,000,000



Total                             $200,000,000.00              $200,000,000.00

                                                   SCHEDULE F
                                                        to
                                                 First Amendment

                            APPLICABLE LENDING OFFICES

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

Bankers            Bankers Trust Company            Bankers Trust Company
Trust              130 Liberty Street               130 Liberty Street
Company            New York, N.Y. 10006             New York, N.Y. 100066
                   Fax: (212) 250-1530/7351         Fax: (212) 250-1530/7351
                   Attn:  Priscilla Newbury         Attn:  Priscilla Newbury
                   with a copy to:                  with a copy to:
                   Frank Russo                      Frank Russo

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   Bankers Trust Company            Bankers Trust Company
                   130 Liberty Street               130 Liberty Street
                   New York, N.Y. 10006             New York, N.Y. 100066
                   Fax: (212) 250-1530/7351         Fax: (212) 250-1530/7351
                   Attn:  Priscilla Newbury         Attn:  Priscilla Newbury
                   with a copy to:                  with a copy to:
                   Frank Russo                      Frank Russo

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

The Bank of        The Bank of New York             The Bank of New York
New York           530 Fifth Avenue                 530 Fifth Avenue
                   New York, N.Y. 10036             New York, N.Y. 10036
                   Fax:  (212) 852-4252             Fax:  (212) 852-4252
                   Attn:  Joanne M. Collett         Attn:  Joanne M. Collett
                   with a copy to:                  with a copy to:
                   Diana Rivera                     Diane Rivera

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   The Bank of New York             The Bank of New York
                   530 Fifth Avenue                 530 Fifth Avenue
                   New York, N.Y. 10036             New York, N.Y. 10036
                   Fax:  (212) 852-4252             Fax:  (212) 852-4252
                   Attn:  Joanne M. Collett         Attn:  Joanne M. Collett
                   with a copy to:                  with a copy to:
                   Diana Rivera                     Sal Calvera (Standby
                                                    Letters of Credit) or
                                                    Ivan Hernandez (Trade
                                                    Letters of Credit)

                                                   SCHEDULE F

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

The Chase          Chase Manhattan Bank,            Chase Manhattan Bank,
Manhattan           N.A.                             N.A.
Bank, N.A.         One Chase Manhattan              One Chase Manhattan
                    Plaza                            Plaza
                   New York, N.Y. 10081             New York, N.Y. 10081
                   Fax:  (212) 552-7075             Fax:  (212) 552-7075
                   Attn:  Ellen Gertzog             Attn:  Ellen Gertzog
                   with a copy to:                  with a copy to:
                   Elizabeth Iacoviello             Elizabeth Iacoviello
                   Two Chase Manhattan Plaza        Two Chase Manhattan Plaza
                   New York, NY 10081               New York, NY 10081
                   Fax:  (212) 552-7375             Fax:  (212) 552-7375

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   Chase Manhattan Bank,            Chase Manhattan Bank,
                    N.A.                             N.A.
                   One Chase Manhattan              One Chase Manhattan
                    Plaza                            Plaza
                   New York, N.Y. 10081             New York, N.Y. 10081
                   Fax:  (212) 552-7075             Fax:  (212) 552-7075
                   Attn:  Ellen Gertzog             Attn:  Ellen Gertzog
                   with a copy to:                  with a copy to:
                   Elizabeth Iacoviello             Elizabeth Iacoviello
                   Two Chase Manhattan Plaza        Two Chase Manhattan Plaza
                   New York, NY 10081               New York, NY 10081
                   Fax:  (212) 552-7375             Fax:  (212) 552-7375

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

Chemical           Chemical Bank                    Chemical Bank
Bank               270 Park Avenue                  270 Park Avenue
                   New York, N.Y. 10017             New York, N.Y. 10017
                   Fax:  (212) 270-1474             Fax:  (212) 270-1474
                   Attn: Claire S. O'Connor         Attn: Claire S. O'Connor

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   Chemical Bank                    Chemical Bank
                   270 Park Avenue                  270 Park Avenue
                   New York, N.Y. 10017             New York, N.Y. 10017
                   Fax:  (212) 270-1474             Fax:  (212) 270-1474
                   Attn: Claire S. O'Connor         Attn: Claire S. O'Connor

                                                   SCHEDULE F

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

Citibank,          Citibank, N.A.                   Citibank, N.A.
N.A.               399 Park Avenue                  399 Park Avenue
                   New York, N.Y. 10043             New York, N.Y. 10043
                   Fax:  (212) 559-7585             Fax:  (212) 559-7585
                   Attn:  Arnold Ziegel             Attn:  Arnold Ziegel
                   with a copy to:                  with a copy to:
                   Joseph Stein                     Joseph Stein

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   Citibank, N.A.                   Citibank, N.A.
                   399 Park Avenue                  399 Park Avenue
                   New York, N.Y. 10043             New York, N.Y. 10043
                   Fax:  (212) 559-7585             Fax:  (212) 559-7585
                   Attn:  Arnold Ziegel             Attn:  Arnold Ziegel
                   with a copy to:                  with a copy to:
                   Joseph Stein                     Joseph Stein

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

The First          Bank of Boston                   Bank of Boston
National           U.S. Corporate                   U.S. Corporate
Bank of            100 Federal Street               100 Federal Street
Boston             Mail Stop:  01-21-01             Mail Stop:  01-21-01
                   Boston, MA 02110                 Boston, MA 02110
                   Fax:  (617) 434-6685             Fax:  (617) 434-6685
                   Attn:  Denise Shaw               Attn:  Denise Shaw

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   Bank of Boston                   Bank of Boston
                   U.S. Corporate                   U.S. Corporate
                   100 Federal Street               100 Federal Street
                   Mail Stop:  01-21-01             Mail Stop:  01-21-01
                   Boston, MA 02110                 Boston, MA 02110
                   Fax:  (617) 434-6685             Fax:  (617) 434-6685
                   Attn:  Denise Shaw               Attn:  Denise Shaw

                                                   SCHEDULE F

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

CIBC, Inc.         CIBC, Inc.                       CIBC, Inc.
                   2727 Paces Ferry Road,           2727 Paces Ferry Road,
                   Suite 1200                       Suite 1200
                   Atlanta, GA 30339                Atlanta, GA 30339
                   Fax:  (404) 319-4950             Fax:  (404) 319-4950
                   Attn:  Mary Fann                 Attn:  Mary Fann

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   CIBC, Inc.                       CIBC, Inc.
                   2727 Paces Ferry Road,           2727 Paces Ferry Road,
                   Suite 1200                       Suite 1200
                   Atlanta, GA 30339                Atlanta, GA 30339
                   Fax:  (404) 319-4950             Fax:  (404) 319-4950
                   Attn:  Mary Fann                 Attn:  Mary Fann

                   Base Rate                        CD Rate
Bank               Lending Office                   Lending Office

Union Bank         Union Bank                       Union Bank
                   350 California Street            350 California Street
                   11th Floor                       11th Floor
                   San Francisco, CA 94104          San Francisco, CA 94104
                   Fax:  (415) 705-7111             Fax:  (415) 705-7111
                   Attn: Cecilia M. Valente         Attn: Cecilia M. Valente

                   Eurodollar                       Letter of Credit
                   Lending Office                   Payment Office

                   Union Bank                       Union Bank
                   350 California Street            350 California Street
                   11th Floor                       11th Floor
                   San Francisco, CA 94104          San Francisco, CA 94104
                   Fax:  (415) 705-7111             Fax:  (415) 705-7111
                   Attn: Cecilia M. Valente         Attn: Cecilia M. Valente

                                                             SCHEDULE G
                                                                  to
                                                           First Amendment




               LETTER OF CREDIT ISSUERS AND ISSUANCE AMOUNTS



A.  Standby Letters of Credit

    Standby Letter of              Maximum Standby Issuance
      Credit Banks                          Amount

    Citibank, N.A.                      $  1,500,000

    Bank of New York                       2,900,000

    Chemical Bank                            800,000


B.  Trade Letters of Credit

                                  Maximum Trade Issuance
    Trade Letter of Credit Banks           Amount

    Citibank, N.A.                      $125,000,000

    The Chase Manhattan Bank, N.A.        69,800,000